Exhibit 99.2

 1  MAY 6, 2022  FRONTIER  FIRST QUARTER  2022 RESULTS

 2  Safe Harbor Statement  Forward-Looking Statements  This release contains "forward-looking statements" related to future events. Forward-looking statements address our expectations or beliefs concerning future events, including, without limitation, our outlook with respect to future operating and financial performance, expected results from our implementation of strategic and cost savings initiatives, and our ability to comply with the covenants in the agreements governing our indebtedness and other matters. These statements are made on the basis of management’s views and assumptions, as of the time the statements are made, regarding future events and performance and contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “may,” “will,” “would,” or “target.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain. A wide range of factors could materially affect future developments and performance, including but not limited to: our significant indebtedness, our ability to incur substantially more debt in the future, and covenants in the agreements governing our current indebtedness that may reduce our operating and financial flexibility; declines in Adjusted EBITDA relative to historical levels that we are unable to offset; our ability to successfully implement strategic initiatives, including our fiber buildout and other initiatives to enhance revenue and realize productivity and service improvements; our ability to secure necessary construction resources, materials and permits for our fiber buildout initiative in a timely and cost effective manner; potential disruptions in our supply chain and the effects of inflation resulting from the COVID-19 pandemic, the global microchip shortage, or otherwise, which could adversely impact our business and hinder our fiber expansion plans; our ability to effectively manage our operations, operating expenses, capital expenditures, debt service requirement and cash paid for income taxes and liquidity; competition from cable, wireless and wireline carriers, satellite, fiber “overbuilders” and OTT companies, and the risk that we will not respond on a timely or profitable basis; our ability to successfully adjust to changes in the communications industry, including the effects of technological changes and competition on our capital expenditures, products and service offerings; risks related to disruption in our networks, infrastructure and information technology that result in customer loss and/or incurrence of additional expenses; the impact of potential information technology or data security breaches or other cyber-attacks or other disruptions; our ability to retain or attract new customers and to maintain relationships with customers; our reliance on a limited number of key supplies and vendors; declines in revenue from our voice services, switched and nonswitched access and video and data services that we cannot stabilize or offset with increases in revenue from other products and services; our ability to secure, continue to use or renew intellectual property and other licenses used in our business; our ability to hire or retain key personnel; our ability to dispose of certain assets or asset groups or to make acquisition of certain assets on terms that are attractive to us, or at all; the effects of changes in the availability of federal and state universal service funding or other subsidies to us and our competitors and our ability to obtain future subsidies, including participation in the proposed RDOF program; our ability to comply with the applicable CAF II and RDOF requirements and the risk of penalties or obligations to return certain CAF II and RDOF funds; our ability to defend against litigation and potentially unfavorable results from current pending and future litigation; our ability to comply with applicable federal and state consumer protection requirements; the effects of governmental legislation and regulation on our business, including costs, disruptions, possible limitations on operating flexibility and changes to the competitive landscape resulting from such legislation or regulation; the impact of regulatory, investigative and legal proceedings and legal compliance risks; our ability to effectively manage service quality in the states in which we operate and meet mandated service quality metrics; the effects of changes in income tax rates, tax laws, regulations or rulings, or federal or state tax assessments; the effects of changes in accounting policies or practices; our ability to successfully renegotiate union contracts; the effects of increased medical expenses and pension and postemployment expenses; changes in pension plan assumptions, interest rates, discount rates, regulatory rules and/or the value of our pension plan assets; the likelihood that our historical financial information   may no longer be indicative of our future performance and our implementation of fresh start accounting; the impact of adverse changes in economic, political and market conditions in the areas that we serve, the U.S. and globally, including, but not limited to, disruption in our supply chain, inflation in pricing for key materials or labor, or other adverse changes resulting from epidemics, pandemics and outbreaks of contagious diseases, including the COVID-19 pandemic, natural disasters, economic or political instability or other adverse public health developments; potential adverse impacts of the COVID-19 pandemic on our business and operations, including potential disruptions to the work of our employees arising from health and safety measures such as social distancing, working remotely and recent applicable federal, state, and local mandates, and prohibitions, our ability to effectively manage increased demand on our network, our ability to maintain relationships with our current or prospective customers and vendors as well as their abilities to perform under current or proposed arrangements with us; risks associated with our emergence from the Chapter 11 Cases, including, but not limited to, the continuing effects of the Chapter 11 Cases on us and our relationships with our suppliers, customers, service providers or employees and changes in the composition of our board of directors and senior management; volatility in the trading price of our common stock, which has a limited trading history; substantial market overhang from the common stock issued in the Chapter 11 reorganization; certain provisions of Delaware law and our certificate of incorporation that may prevent efforts by our stockholders to change the direction or management of our Company; and certain other factors set forth in our other filings with the SEC. This list of factors that may affect future performance and the accuracy of forward-looking statements is illustrative and is not intended to be exhaustive. You should consider these important factors, as well as the risks and other factors contained in Frontier’s filings with the U.S. Securities and Exchange Commission, including our most recent reports on Form 10-K and Form 10-Q. These risks and uncertainties may cause actual future results to be materially different than those expressed in such forward-looking statements. We do not intend, nor do we undertake any duty, to update any forward-looking statements.  Non-GAAP Financial Measures  Certain financial measures included herein, including Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Operating Expenses and Operating Free Cash Flow, are not made in accordance with U.S. GAAP, and use of such terms varies from others in the same industry. Non-GAAP financial measures should not be considered as alternatives to net income (loss), net income margin or any other performance measures derived in accordance with U.S. GAAP as measures of operating performance or cash flows as measures of liquidity. Non-GAAP financial measures have important limitations as analytical tools, and you should not consider them in isolation or as substitutes for results as reported under U.S. GAAP. This presentation includes a reconciliation of certain non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with U.S. GAAP. Projected GAAP financial measures and reconciliations of projected non-GAAP financial measures are not provided herein because such GAAP financial measures are not available on a forward-looking basis and such reconciliations could not be derived without unreasonable effort.  This presentation uses the term “Implied Enterprise Value”, “Implied EV” and other similar terms, which is calculated using a trend line implied by our peers and certain assumed levels of broadband penetration. This term does not necessarily represent our actual enterprise value.

 3  JOHN  STRATTON  Executive Chairman of the Board

 4  Frontier today: Company overview  Frontier Footprint  $6.2B  Revenue1  2.8M  Broadband Customers2  $2.3B  Adjusted EBITDA1  $1.1B  Adjusted EBITDA from Fiber1  400k  Businesses within 250 feet of Frontier fiber  23k  Towers within 1 mile of Frontier fiber  Key Operational & Financial Metrics  1. All metrics reflect Last Twelve Months’ as of 03/31/22, and have been normalized to reflect the impact of fresh start accounting. EBITDA and Adjusted EBITDA are non-GAAP measures. See Appendix slides for reconciliations to the closest GAAP measure. See Frontier’s supplemental trending schedules, available at www.frontier.com/ir, for information regarding certain GAAP and non-GAAP measures, including the impact of fresh start accounting.   2. Including consumer and business broadband subscribers

 5  FTTH: Next opportunity for US infrastructure investment  Combines North America Mobile Network Traffic & Consumer Internet Traffic, Credit Suisse Report 2021   Explosive 3x growth in data consumption by 2025  Data Usage1 (GB / Mo)  Fiber is the best product to meet the demand  Faster symmetrical speeds  Attractive returns supported by:  Favorable industry structure  High operating leverage  Dependable, long-term growth  Low-cost path to 10+ Gig speeds  Powerful economics as data consumption scales  1990s: Macro Towers   2000s: Data Centers  2010s: Enterprise Fiber  2020s: Fiber-to-the-Home   2020A  2025E  23%  CAGR

 $3,000-4,000   / Fiber passing2  6  Frontier is the largest pure play fiber provider  Wall Street research  Benchmarks calculated using publicly available data for ISPs as of March 2022  Largest announced fiber build at 6.0M passings from 2022-20251  2nd   90%+ of enterprise value driven by fiber by 2025   $300-600   / Copper passing2  …and our fiber build plan would create significant value for stakeholders  $16-23B  $32-43B+  Implied Enterprise Value  Implied Enterprise Value  4M  11M  10M+  5M  Fiber passings  Copper passings  Today  2025+  Poised to benefit from government broadband stimulus spending  Early mover head-start  Incumbent position provides significant speed and cost advantages to building fiber  Frontier has unique advantages…

 Transparent path to achieving our goals, with clear catalysts on the horizon  Wave 2 Steady State  10M+  Fiber passings  4.5M+  Fiber customers  $4B+  Adjusted EBITDA  Mid-to-High 40s  Adjusted EBITDA margin  Seven Key Inflection Points  2023  Total broadband net adds turn positive  Sequential EBITDA Growth  Year-over-year Revenue and EBITDA Growth  Consumer fiber broadband customer base > consumer copper broadband customer base  Fiber EBITDA > copper EBITDA   Scale fiber broadband net add production  3Q21  3Q21  3Q21  4Q21  4Q22  Achieved  Catalyst  Further accelerate the fiber build  2Q22 / 3Q22

 8  Building   Gigabit   AmericaTM  Fiber Deployment  Fiber Penetration  Operational Efficiency  Accelerate our fiber build  Customer Experience  Win customers in our fiber footprint  Simplify and digitize operations  Deliver an exceptional end-to-end customer journey  1  2  3  4  We are making rapid progress on our four levers of value creation

 9  nick  Jeffery  President & Chief Executive Officer

 10  We continued to build on our operating momentum with several key milestones in Q1  Built a record 211,000 new fiber locations  Reinvented brand in April 2022  Significant improvement in employee engagement  Gaining momentum in Business and Wholesale, with key inflection point in SMB performance  Added a record 54k fiber broadband customer net additions, ~20% higher than prior record set in Q4 2021  Added a record 20k total broadband customer additions, ~2x higher than prior record set in Q4 2021

 11  Fiber deployment: Our build scaled to another record quarter of new fiber passings in Q1  1. Consumer and business locations with less than 5 units per location included in expansion passings.  Quarterly Fiber Expansion Passings1Thousand passings  Projected Fiber Passings1Million passings  Wave 2: 10M+ fiber passings by end of 2025   Wave 1: ~4M fiber passings at end of 2021  1M+ expected in 2022  4Q21  3Q20  1Q21  4Q20  1Q20  2Q20  2Q21  3Q21  1Q22  2021  2020  2025  2023  2022  2024

Consumer fiber penetration: We have achieved three straight quarters of record consumer fiber broadband growth

Consumer Fiber Broadband Net Adds
'000 customers



~4X growth
10
8
6
9
13
12
29
44
52
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22

We added a record number of fiber broadband customers, roughly 4X the previous Q1...

Consumer Fiber Broadband Customers
'000 customers



+11%
1,215
1,223
1,229
1,238
1,251
1,263
1,292
1,336
1,388
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22

...driving fiber broadband customer growth of 11% in the past 12 months

© Frontier Communications.

12

FRONTIER

 13  Fiber penetration: Base fiber penetration improved to 42.4%; expansion fiber penetration is exceeding targets  Base Fiber Penetration% of passings  Expansion Fiber Penetration % of passings  Expansion fiber penetration exceeding targets  Base fiber penetration improved 110bps year-over-year to 42.4%  2021 Build Cohort  2020 Build Cohort  40.8%  3Q21  1Q22  1Q20  41.2%  41.9%  42.4%  2Q21  4Q20  4Q21  1Q21  3Q20  40.7%  41.0%  2Q20  41.5%  41.2%  41.3%  +110bps  12-month  24-month  12-month

 14  Customer experience: Our Fiber NPS continues to rise, and our churn continues to improve  Fiber NPS up sequentially from December 2021, and continued to increase >30 points year-over-year  90-day Fiber churn down 16% since March 2021  Call center volumes down 20% since March 2021  Customer care call volumes down 23% since March 2021  Fiber and copper churn both continue to fall to record lows  Fiber  1Q22  1Q21  -22 pts  1Q21  Copper  1Q22  -9 pts  Key Success Indicators  Consumer Broadband Churn, %

 SMB Fiber Success IndicatorsMarch ‘22 compared to September ‘21   1  5  3  2  4  SMB momentum building  Acquisition  Base management   15  SMB: We reached a turning point in SMB this quarter  Key SMB Improvements   Gross Adds  Net Adds  Fiber ARPU  Strengthened product with 2G offering and RingCentral partnership  Robust demand generation and lead identification tactics  4X channel capacity with best-in-class D2D and outbound vendors  Analytically-driven retention efforts  Account management team focused on cross/up-sell  2X  7X  2%

 16  The Frontier Way  Key Changes in First Year  Communication  Training  Performance Management  Company-wide “Listen Live” with CEO and Executive team every 2-3 weeks  Agile and Digital training  Frontier Leadership Academy  Employee engagement  Creating a pay-for-performance culture; implemented objective setting and performance review process   Frontier 20 program identified $50M+ of cost savings  Eliminating “Dumb Policies”  Patent incentive program  We have rapidly introduced “The Frontier Way”…

 17  1. Survey conducted by independent 3rd party  2021  2022  2022  2021  2021  2022  Overall Positive Employee Sentiment  “My work gives me a sense of personal accomplishment”  “I can see a clear link between my work and Frontier’s objectives”  Survey of all 15,000+ employees (60%+ participation rate)1.   …and we made significant progress in rebuilding employee engagement and morale in the first year

 Internal & External Research  Findings  Quantitative & qualitative across footprint   12,000+ customers   Deep dive ethnographies   20+ customers  Positioning / creative / copy / visual ID testing   4,000+ customers  Culture / community exploration  50+ stakeholders  Growing, positive equity in Frontier name (Fiber and expansion markets)  Strongest customer sentiment among new Fiber customers  High employee affinity and loyalty  We have taken a methodical approach to inform our brand development

 We’ve been focused on changing what we do…  …which has translated into improved  metrics  Product improvement  Service delivery  Customer value  Customer care  Accelerated penetration  Improved loyalty  Record   NPS  We believe “a brand is what a brand does,” so we have focused on changing what we do

 We are keeping the Frontier name and reinventing the brand

 21  Scott  Beasley  Chief Financial Officer

 22  Financial Highlights  Q1 2022  $1.45B Revenue, including higher sequential data revenue but lower voice, video, and subsidy revenue  $65M Net Income  $509M of Adjusted EBITDA, modestly higher sequentially across Fiber and Copper (excluding subsidies)  $274M of Adjusted EBITDA from Fiber Products, up sequentially as higher Consumer Fiber performance offset lower voice and other  $528M of Net Cash from Operations, driven by healthy operating performance and continued focus on working capital management

Fiber broadband revenue growth remained strong, offsetting voice and video declines

Revenue from Fiber[1], $M

Business and Wholesale
Consumer


675
268
407
Q1 2021
675
270
405
Q4 2021
672
265
407
Q1 2022

Revenue from Copper[1], $M


857
448
409
Q1 2021
784
407
377
Q4 2021
770
401
369
Q1 2022

1. Excluding subsidy and other revenue. See the supplemental trending schedules, available at www.frontier.com/ir, for information regarding certain GAAP and non-GAAP financial measures, including the impact of fresh start accounting.

Revenue Commentary

- Consumer Fiber broadband revenue grew 12% year-over-year, leading to overall consumer fiber revenue growth
- Video and Voice Fiber revenue declined in line with expectations
- Business and Wholesale Fiber revenue declined ~1% year-over-year
- Revenue from copper products declined 10% year-over-year, driven by declines across consumer, business and wholesale
- Copper consumer broadband revenue declined 4% year-over-year, while voice and video declines were more significant

© Frontier Communications.

FRONTIER

23

Fiber represents the majority of Adjusted EBITDA, and should continue growing as we expand our fiber network  1. EBITDA and Adjusted EBITDA are non-GAAP financial measures. See the supplemental trending schedules, available at www.frontier.com/ir, and the Appendix hereto for information regarding Adjusted EBITDA from Fiber and Copper products.   Adjusted EBITDA from Fiber products grew 2% year-over-year, as strong consumer broadband growth and margin improvements were offset by declines in voice and other revenue  Adjusted EBITDA from Fiber products represents 54% of total EBITDA, up from 48% in Q1 2021  Adjusted EBITDA from Copper products was in-line with our expectations, and we expect year-over-year declines to moderate over the next several quarters  Fiber Products  Copper Products  Q1 2022 Adjusted EBITDA, $M  Adjusted EBITDA Commentary

 Business simplification  We exited >20 office locations in the quarter; impairment of $44M with reduction in annual cost structure  “Fit for the Future” cost program has realized $139M of gross annualized cost savings, and remains on track to exceed $250M savings goal by 2023  Strong cash flow generation  We generated $528M of net cash from operating activities in the first quarter  Disciplined balance sheet management  Committed to disciplined balance sheet management, with net leverage in “mid-threes”  We are rigorously focused on simplifying our business and improving our return on capital  Rigorous capital allocation decision-making  Fiber build will be primary focus of capital allocation; dynamic model to target highest IRR opportunities for revenue growth and cost reduction

 26  We have $2.7B of liquidity to fund fiber build, with no significant debt maturities before 2027   Liquidity  $M, as of March 31, 2022  2022  2029  2028  2025  2024  2031  2023  2026  2027  2030  Maturity Profile1  $M, as of March 31, 2022  2.5x2  1Q22 Leverage Ratio  5.7%  Weighted Average Cost of Debt  7.4 Years  Weighted Average Life of Debt  1. Excludes amortization payments of ~$15 million per year on Term Loan.  2. Leverage ratio is a non-GAAP measure. See supplemental trending schedules available at www.frontier.com/ir.  Wave 2 Build  Available   Revolver Capacity  2,692  Cash &   Short-term   Investments  81%  Share of Debt at Fixed Interest Rates

 Products that are critical for connecting to the digital society  Cost structure to endure inflationary environment  Balance sheet insulated from rising interest rates  We are well positioned to withstand a range of macroeconomic scenarios  81% of debt is at fixed interest rates (as of 03/31/22)  No significant maturities until 2027  100 basis point increase in interest rates results in incremental annual cash interest expense of ~$15M  Expanded pool of suppliers for both labor and materials  Multi-year agreements in place with key material and labor partners  Fit for the Future cost reduction program ahead of plan, will help offset inflationary pressures  Provide a wide range of products and services with un-matched value  Bringing more value to customers is at the core of everything we do

 28  Reiterating 2022 Financial Guidance  Note: Projected GAAP financial measures and reconciliations of projected non-GAAP financial measures are not provided herein because such GAAP financial measures are not available on a forward-looking basis and such reconciliations could not be derived without unreasonable effort. Adjusted EBITDA is a non-GAAP Financial measure.   $2.40-2.50B  Capital Expenditures  1m  Locations, Fiber Build  $2.00-2.15B  Adjusted EBITDA

 29  Frontier Investment Thesis  Strong & growing demand  Superior product  Favorable market structure   Clear strategy & purpose  Ample liquidity & access to capital  Strong & experienced leadership team

 30  Q & A

 31  appendix

 Non-GAAP Financial Measures  EBITDA margin  38.5%   36.9%   35.3%   35.9%   28.0%   Adjusted EBITDA margin  40.0%   39.2%   37.2%   37.9%   35.2%    (Millions)  Q1 2021  Q2 2021  Q3 2021  Q4 2021  Q1 2022  Net Income   $60    $4,580    $126    $189    $65   Add back (Subtract)  Income Tax Expense (Benefit)   87    (180)   31    12    30   Interest Expense   89    91    90    105    103   Investment and Other (Income) Loss, Net   (2)   3    37    (34)   (77)  Reorganization Items, Net   25    (4,196)  -  -  -  Operating Income   259    298    284    272    121   Depreciation and Amortization   387    298    273    282    284   EBITDA   $646    $596    $557    $554    $405   Add back:  Pension / OPEB Expense   $23    $21    $18    $19    $19   Restructuring Costs and Other Charges   2    16    8    2    54   Rebranding Costs  -  -  -  -   8   Stock-based Compensation Expense   (1)  -   8    10    15   Potential Legal Settlement  -  -  -  -   8   Storm Related Insurance Proceeds  -  -   (4)  -  -  Adjusted EBITDA   $670    $633    $587    $585    $509

© Frontier Communications.